Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Financial Officer of Kinetek, Inc., an Illinois corporation (the “Registrant”), hereby certifies that the Annual Report on Form 10-K (the “Annual Report”) of the Registrant for the year ended December 31, 2004, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. §78m (a)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 2, 2005

/s/ Daniel D. Drury

Daniel D. Drury

Chief Financial Officer